UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________

Date of Report (Date of earliest event reported)   June 25, 2014

Pulse Electronics Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12220 World Trade Drive San Diego, CA	92128
(Address of principal executive offices)	(Zip Code)

(858) 674-8100

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On June 25, 2014, Pulse Electronics Corporation, a Pennsylvania corporation (the “Company”) was notified by the New York Stock Exchange (the “NYSE” or the “Exchange”), that the Company had fallen below one of the Exchange’s continued listing standards, specifically Rule 802.01B of the NYSE Listed Company Manual, which requires companies whose total stockholders’ equity is less than $50 million to maintain an average global market capitalization over a consecutive 30-day trading period of not less than $50 million.

Under applicable NYSE rules, the Company has 45 days from the receipt of the notice to demonstrate its ability to achieve compliance with the market capitalization listing standards within nine (9) months of receipt of the notice. The Company intends to work with the NYSE to evaluate its options to cure the deficiency within the prescribed timeframe. If the Exchange grants us the nine-month cure period, the shares of common stock of the Company will continue to be listed on the NYSE during such time, subject to the compliance with other NYSE continued listing standards and continued periodic review by the NYSE of the Company’s progress. Under the applicable rules, the Exchange has the right to initiate delisting proceedings if (1) the Company cannot demonstrate its ability to achieve compliance on a timely basis; (2) the NYSE does not grant the Company the nine-month cure period; or (3) the NYSE grants the Company the nine-month cure period but the Company does not make satisfactory progress to cure.

If the common stock ultimately were to be delisted for any reason, it could (1) reduce the liquidity and market price of the common stock and (2) negatively impact the ability of the Company to conduct equity financings and access the public capital markets.

As required under NYSE rules, the Company issued a press release on July 1, 2014, announcing that it had received the notice of noncompliance with Rule 802.1B and that the Company intends to seek to cure the deficiency within the prescribed timeframe. A copy of this press release is attached hereto as Exhibit 99.1 to this Form 8-K.

Cautionary Note Regarding Forward-looking Statements:

To the extent that statements in this Current Report on Form 8-K are not strictly historical, including statements as to the Company’s plans with respect to the NYSE letter of June 25, 2014, or otherwise as to future events, such statements are forward-looking, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking statements contained in this Current Report are subject to certain risks and uncertainties that could cause actual results to differ materially from the statements made, including, without limitation, risks that the Company may be unsuccessful in attempts to improve its financial and operational performance, to improve liquidity and cash flow through the delivering of its balance sheet, to restructure its indebtedness, and to secure additional capital as necessary, as well as effect the potential disposition of select assets along with the consideration of broader strategic alternatives. Such risks and others are further described in the Company's filings with the Securities and Exchange Commission including the most recent reports on Forms 10-K, 10-Q and 8-K, and any amendments thereto.

Item 9.01. Financial Statements and Exhibits

The following is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release of Pulse Electronics Corporation, dated July 1, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 1, 2014	PULSE ELECTRONICS CORPORATION

		By:	/s/ Michael C. Bond
			Name:	Michael C. Bond
			Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Pulse Electronics Corporation, dated July 1, 2014.